Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Second Quarter 2009 Results

ROSEMEAD, Calif., August 7, 2009 – Edison International (NYSE: EIX) today reported a second quarter 2009 GAAP loss of $0.05 per share. The loss includes a $0.81 per share charge from finalizing a global settlement with the Internal Revenue Service in May 2009 and the related termination of cross-border, leveraged leases (the “overall tax settlement”). The overall tax settlement resolves numerous federal income tax issues dating back to 1986.

Excluding the overall tax settlement charge and other non-core items, second quarter 2009 core earnings were $0.78 per share, or $0.01 per share less than the second quarter 2008. The core earnings decline is attributable to lower results at Edison Mission Group (EMG) offset largely by higher results at Southern California Edison (SCE).

“Although not reflected in our reported earnings, our second quarter core earnings are on track with our expectations for the quarter,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International. “We established several key milestones to accomplish this year and are pleased with the progress to date such as the completion of the global tax settlement with the IRS which removes a major uncertainty for investors.”

Second Quarter Earnings Detail

SCE’s second quarter 2009 GAAP earnings from continuing operations were $1.53 per share and core earnings were $0.61 per share compared to $0.48 per share GAAP earnings from continuing operations and core earnings in the same quarter last year. The increase in core earnings was primarily due to higher operating income associated with the 2009 General Rate Case (GRC) and lower operating expenses due mainly to timing differences. SCE second quarter 2009 core earnings exclude the impact of the overall tax settlement.

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Note: GAAP earnings and losses refer to net income or losses attributable to Edison International and GAAP earnings or losses per share refer to basic earnings or losses per common share attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance.

Edison International Reports Second Quarter 2009 Financial Results

EMG reported a GAAP loss from continuing operations of $1.69 per share in the second quarter of 2009 and core earnings of $0.19 per share compared to GAAP earnings from continuing operations and core earnings of $0.34 per share in the second quarter of 2008. Core earnings declined primarily from lower income at Midwest Generation and gas-fired projects driven by lower energy and natural gas prices, lower trading income and lower earnings at Edison Capital, partially offset by improved earnings at the Homer City plant. Second quarter 2009 results also include a $0.06 per share gain on the sale of Edison Capital’s Midland Cogeneration Ventures lease; a $0.07 per share gain on sale of Edison Capital’s Beaver Valley lease is included in the second quarter 2008 results. Second quarter 2009 EMG core earnings exclude the impact of the overall tax settlement and discontinued operations.

Edison International parent company and other second quarter 2009 GAAP earnings from continuing operations were $0.13 per share and core losses were $0.02 per share compared to a $0.03 per share GAAP loss from continuing operations and core loss in the second quarter of 2008. Second quarter 2009 Edison International parent company and other core results exclude the impact of the overall tax settlement.

Year-to-Date Earnings Summary

Edison International reported GAAP earnings of $0.72 per share for the six-month period ending June 30, 2009, compared to $1.70 per share for the same period last year. Excluding the impact of the overall tax settlement and discontinued operations, core earnings for the first six months of 2009 were $1.58 per share, compared to $1.72 per share in the same period in 2008.

Year-to-Date Earnings Detail

SCE’s GAAP earnings from continuing operations in the first half of 2009 were $2.17 per share and core earnings were $1.25 per share compared to $0.94 per share GAAP earnings from continuing operations and core earnings in the same period last year. This increase reflects higher operating income related to the GRC decision and lower operating expenses due mainly to timing differences. SCE’s first half 2009 core earnings exclude the impact of the overall tax settlement.

EMG’s GAAP loss from continuing operations through June 30, 2009 was $1.55 per share compared to GAAP earnings from continuing operations of $0.84 per share in the same period last year. Year-to-date core earnings were $0.37 per share compared to $0.84 per share in the same period last year. This decrease reflects lower income at Midwest Generation and gas-fired projects driven by lower energy and natural gas prices, lower trading income, lower earnings at Edison Capital and a favorable buy-out of a coal contract at Midwest Generation in 2008. Partially off-setting these decreases were improved earnings at the Homer City plant. EMG’s core earnings in the first half of 2009 exclude the impacts of the overall tax settlement together with discontinued operations.

Edison International parent company and other GAAP earnings from continuing operations in the first half of 2009 were $0.11 per share and core losses were $0.04 per share compared to a $0.06 per share GAAP loss from continuing operations and core loss in the same period last year. The core loss in the first half of 2009 excludes the impact of the overall tax settlement.

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Edison International Reports Second Quarter 2009 Financial Results

2009 Earnings Guidance

Previously announced core earnings guidance of $2.90—$3.20 per share is reaffirmed. The company has updated its prior GAAP earnings guidance to a range of $2.18 to $2.48 per share to reflect the actual charge of $0.85 per share associated with the overall tax settlement and other expected non-core items. See the risk disclosure statement on page 4 and the presentation accompanying the company’s conference call for further information.

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance1

Core Earnings Per Share[1]	2009 Earnings Guidance as of May 8, 2009	2009 Earnings Guidance Updated August 7, 2009
EIX core earnings	$ 2.90 - $ 3.20	$ 2.90 - $ 3.20
Non-core items	(0.92) - (0.69)	(0.72)

EIX GAAP earnings	$ 1.98 - $ 2.51	$ 2.18 - $ 2.48

[1]

See Use of Non-GAAP Financial Measures on page 4. GAAP earnings refer to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.02) per share and is included in EIX parent company and other.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports Second Quarter 2009 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings.

Earnings per share (EPS) by principal operating subsidiary is based on the principal operating subsidiary net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EPS and core EPS by principal operating subsidiary are reconciled to GAAP EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its second quarter 2009 financial results at 8 a.m. (Pacific Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (888) 889-2168 and the number for international callers is (773) 681-5951. The ID is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through August 14, 2009 at the following numbers: (866) 373-9229 for callers in the United States and (203) 369-0281 for international callers. Replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports Second Quarter 2009 Financial Results

Summary Financial Schedules

Second Quarter GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended June 30,		Change
	2009	2008
SCE	$1.53	$0.48	$1.05
EMG	(1.69)	0.34	(2.03)
EIX parent company and other	0.13	(0.03)	0.16

EIX GAAP earnings (loss) from continuing operations	(0.03)	0.79	(0.82)

EIX GAAP loss from discontinued operations	(0.02)	—	(0.02)

EIX GAAP earnings (loss)[1]	$(0.05)	$0.79	$(0.84)

EIX diluted earnings (loss)	$(0.05)	$0.79	$(0.84)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended June 30, 2009 and $(0.01) per share for the quarter ended June 30, 2008.

Second Quarter Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)		Quarter Ended June 30,		Change
		2009	2008
Core Earnings[1]
SCE		$0.61	$0.48	$0.13
EMG		0.19	0.34	(0.15)
EIX parent company and other		(0.02)	(0.03)	0.01

EIX core earnings		0.78	0.79	(0.01)

Non-core items
Overall tax settlement		(0.81)	—	(0.81)
SCE	$ 0.92
EMG	(1.88)
EIX parent company and other	0.15
EMG – discontinued operations		(0.02)	—	(0.02)

Total non-core items		(0.83)	—	(0.83)

EIX GAAP earnings (loss)[1]		$(0.05)	$0.79	$(0.84)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended June 30, 2009 and $(0.01) per share for the quarter ended June 30, 2008.

Edison International Reports Second Quarter 2009 Financial Results

Second Quarter GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended June 30,		Change
	2009	2008
SCE	$499	$157	$342
EMG	(551)	112	(663)
EIX parent company and other	43	(7)	50

EIX GAAP earnings (loss) from continuing operations	(9)	262	(271)
EIX GAAP loss from discontinued operations	(7)	(1)	(6)

EIX GAAP earnings (loss)	$(16)	$261	$(277)

Second Quarter Reconciliation of Core Earnings to GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)		Quarter Ended June 30,		Change
		2009	2008
Core Earnings[1]
SCE		$199	$157	$42
EMG		61	112	(51)
EIX parent company and other		(7)	(7)	—

EIX core earnings		253	262	(9)

Non-core items
Overall tax settlement		(262)	—	(262)
SCE	$ 300
EMG	(612)
EIX parent company and other	50
EMG – discontinued operations		(7)	(1)	(6)

Total non-core items		(269)	(1)	(268)

EIX GAAP earnings (loss)		$(16)	$261	$(277)

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Second Quarter 2009 Financial Results

Year-to-Date GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Year-to-Date June 30,		Change
	2009	2008
SCE	$2.17	$0.94	$1.23
EMG	(1.55)	0.84	(2.39)
EIX parent company and other	0.11	(0.06)	0.17

EIX GAAP earnings from continuing operations	0.73	1.72	(0.99)

EIX GAAP loss from discontinued operations	(0.01)	(0.02)	0.01

EIX GAAP earnings[1]	$0.72	$1.70	$(0.98)

EIX diluted earnings	$0.72	$1.69	$(0.97)

1	The impact of participating securities is included in EIX parent company and other and was zero per share for the year-to-date ended June 30, 2009 and $(0.02) per share for the year-to-date ended June 30, 2008.

Year-to-Date Reconciliation of Core Earnings Per Share to GAAP Earnings

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)		Year-to-date June 30,		Change
		2009	2008
Core Earnings[1]
SCE		$1.25	$0.94	$0.31
EMG		0.37	0.84	(0.47)
EIX parent company and other		(0.04)	(0.06)	0.02

EIX core earnings		1.58	1.72	(0.14)

Non-core items
Overall tax settlement		(0.85)	—	(0.85)
SCE	$ 0.92
EMG	(1.92)
EIX parent company and other	0.15
EMG – discontinued operations		(0.01)	(0.02)	0.01

Total non-core items		(0.86)	(0.02)	(0.84)

EIX GAAP earnings[1]		$0.72	$1.70	$(0.98)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was zero per share for the year-to-date ended June 30, 2009 and $(0.02) per share for the year-to-date ended June 30, 2008.

Edison International Reports Second Quarter 2009 Financial Results

Year-to-Date GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Year-to-Date June 30,		Change
	2009	2008
SCE	$707	$307	$400
EMG	(506)	271	(777)
EIX parent company and other	37	(13)	50

EIX GAAP earnings from continuing operations	238	565	(327)
EIX GAAP loss from discontinued operations	(4)	(6)	2

EIX GAAP earnings	$234	$559	$(325)

Year-to-Date Reconciliation of Core Earnings to GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)		Year-to-Date June 30,		Change
		2009	2008
Core Earnings[1]
SCE		$407	$307	$100
EMG		118	271	(153)
EIX parent company and other		(13)	(13)	—

EIX core earnings		512	565	(53)

Non-core items
Overall tax settlement		(274)	—	(274)
SCE	$ 300
EMG	(624)
EIX parent company and other	50
EMG – discontinued operations		(4)	(6)	2

Total non-core items		(278)	(6)	(272)

EIX GAAP earnings		$234	$559	$(325)

1	See Use of Non-GAAP Financial Measures on page 4.

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Edison International Reports Second Quarter 2009 Financial Results

Edison International

Consolidated Statements of Income (Loss)

	Three Months Ended June 30,		Six Months Ended June 30,
In millions, except per-share amounts	2009	2008	2009	2008
	(Unaudited)
Electric utility	$2,272	$2,849	$4,460	$5,230
Competitive power generation	557	612	1,168	1,330
Financial services and other	5	16	18	31

Total operating revenue	2,834	3,477	5,646	6,591

Fuel	328	554	715	1,090
Purchased power	583	1,026	1,124	1,721
Other operation and maintenance	1,074	1,113	2,043	2,076
Depreciation, decommissioning and amortization	347	334	688	645
Lease terminations and other	866	(56)	888	(73)

Total operating expenses	3,198	2,971	5,458	5,459

Operating income (loss)	(364)	506	188	1,132
Interest and dividend income	17	22	27	36
Equity in income (loss) from partnerships and unconsolidated subsidiaries – net	6	9	(2)	9
Other nonoperating income	30	23	58	49
Interest expense – net of amounts capitalized	(182)	(165)	(369)	(336)
Other nonoperating deductions	(17)	(14)	(25)	(26)

Income (loss) from continuing operations before income taxes	(510)	381	(123)	864
Income tax expense (benefit)	(524)	83	(402)	244

Income from continuing operations	14	298	279	620
Loss from discontinued operations – net of tax	(7)	(1)	(4)	(6)

Net income	7	297	275	614
Less: Net income attributable to noncontrolling interests	23	36	41	55

Net income (loss) attributable to Edison International	$(16)	$261	$234	$559

Amounts attributable to Edison International common shareholders:
Income (loss) from continuing operations, net of tax	$(9)	$262	$238	$565
Loss from discontinued operations, net of tax	(7)	(1)	(4)	(6)

Net income (loss) attributable to Edison International common shareholders	$(16)	$261	$234	$559

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Continuing operations	$(0.03)	$0.79	$0.73	$1.72
Discontinued operations	(0.02)	—	(0.01)	(0.02)

Total	$(0.05)	$0.79	$0.72	$1.70

Weighted-average shares, including effect of dilutive securities	327	329	327	330
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Continuing operations	$(0.03)	$0.79	$0.73	$1.71
Discontinued operations	(0.02)	—	(0.01)	(0.02)

Total	$(0.05)	$0.79	$0.72	$1.69

Dividends declared per common share	$0.31	$0.305	$0.62	$0.61

Edison International Reports Second Quarter 2009 Financial Results

Edison International

Consolidated Balance Sheets

In millions	June 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Cash and equivalents	$2,701	$3,916
Short-term investments	5	7
Receivables, less allowances of $41 and $39 for uncollectible accounts at respective dates	946	1,006
Accrued unbilled revenue	505	328
Inventory	545	553
Derivative assets	377	327
Restricted cash	188	3
Margin and collateral deposits	133	105
Regulatory assets	334	605
Deferred income taxes – net	—	104
Other current assets	189	399

Total current assets	5,923	7,353

Nonutility property – less accumulated depreciation of $2,161 and $2,019 at respective dates	5,352	5,374
Nuclear decommissioning trusts	2,673	2,524
Investments in partnerships and unconsolidated subsidiaries	207	229
Investments in leveraged leases	166	2,467
Other investments	99	89

Total investments and other assets	8,497	10,683

Utility plant, at original cost:
Transmission and distribution	20,863	20,006
Generation	1,900	1,819
Accumulated depreciation	(5,573)	(5,570)
Construction work in progress	2,308	2,454
Nuclear fuel, at amortized cost	273	260

Total utility plant	19,771	18,969

Derivative assets	632	244
Restricted cash	48	43
Rent payments in excess of levelized rent expense under plant operating leases	990	878
Regulatory assets	4,852	5,414
Other long-term assets	1,168	1,031

Total long-term assets	7,690	7,610

Total assets	$41,881	$44,615

Edison International Reports Second Quarter 2009 Financial Results

Edison International

Consolidated Balance Sheets

In millions, except share amounts	June 30, 2009	December 31, 2008
	(Unaudited)
LIABILITIES AND EQUITY
Short-term debt	$77	$2,143
Long-term debt due within one year	382	174
Accounts payable	833	1,031
Accrued taxes	212	590
Accrued interest	219	187
Customer deposits	239	228
Book overdrafts	177	224
Derivative liabilities	140	178
Regulatory liabilities	948	1,111
Deferred income taxes – net	132	—
Other current liabilities	721	831

Total current liabilities	4,080	6,697

Long-term debt	11,276	10,950

Deferred income taxes – net	4,269	5,717
Deferred investment tax credits	198	109
Customer advances	126	137
Derivative liabilities	556	776
Pensions and benefits	2,952	2,860
Asset retirement obligations	3,131	3,042
Regulatory liabilities	2,635	2,481
Other deferred credits and other long-term liabilities	1,886	1,137

Total deferred credits and other liabilities	15,753	16,259

Total liabilities	31,109	33,906

Commitments and contingencies
Common stock, no par value (325,811,206 shares outstanding at each date)	2,285	2,272
Accumulated other comprehensive income	204	167
Retained earnings	7,101	7,078

Total Edison International’s common shareholders’ equity	9,590	9,517
Noncontrolling interests – other	275	285
Preferred and preference stock of utility not subject to mandatory redemption	907	907

Total equity	10,772	10,709

Total liabilities and equity	$41,881	$44,615

Edison International Reports Second Quarter 2009 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Six Months Ended June 30,
In millions	2009	2008
	(Unaudited)
Cash flows from operating activities:
Net income	$275	$614
Loss from discontinued operations	4	6

Income from continuing operations	279	620
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	688	645
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	86	57
Other amortization	58	51
Lease terminations and other	888	(73)
Stock-based compensation	11	16
Equity in (income) loss from partnerships and unconsolidated subsidiaries – net	2	(9)
Distributions and dividends from unconsolidated entities	5	8
Deferred income taxes and investment tax credits	(1,315)	26
Levelized rent expense	(113)	(113)
Income from leveraged leases	(12)	(27)
Long-term regulatory assets and liabilities – net	654	184
Long-term derivative assets and liabilities – net	(673)	(174)
Other assets	(106)	(52)
Other liabilities	804	51
Changes in working capital:
Margin and collateral deposits – net of collateral received	(29)	(83)
Receivables and accrued unbilled revenue	(112)	(237)
Inventory	9	(49)
Restricted cash	(188)	—
Other current assets	212	12
Book overdrafts	(42)	112
Accrued taxes	(377)	68
Current regulatory assets and liabilities – net	107	197
Current derivative assets and liabilities – net	45	(521)
Accounts payable and other current liabilities	6	30
Operating cash flows from discontinued operations	(4)	(6)

Net cash provided by operating activities	883	733

Cash flows from financing activities:
Long-term debt issued	939	784
Long-term debt issuance costs	(24)	(10)
Long-term debt repaid	(194)	(134)
Bonds repurchased	(219)	(212)
Preferred stock redeemed	—	(7)
Short-term debt financing – net	(2,066)	300
Cash contributions from noncontrolling interests	1	—
Stock-based compensation – net	—	(20)
Dividends and distributions to noncontrolling interests	(55)	(58)
Dividends paid	(202)	(199)

Net cash provided (used) by financing activities	$(1,820)	$444

Edison International Reports Second Quarter 2009 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Six Months Ended June 30,
In millions	2009	2008
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(1,540)	$(1,460)
Purchase of interest in acquired companies	(7)	(7)
Proceeds from termination of leases	1,420	—
Proceeds from sale of property and interests in projects	—	112
Proceeds from nuclear decommissioning trust sales	1,310	1,501
Purchases of nuclear decommissioning trust investments and other	(1,415)	(1,560)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	12	30
Maturities and sales of short-term investments	3	70
Purchase of short-term investments	(1)	(2)
Customer advances for construction and other investments	(60)	(232)

Net cash used by investing activities	(278)	(1,548)

Net decrease in cash and equivalents	(1,215)	(371)
Cash and equivalents, beginning of period	3,916	1,441

Cash and equivalents, end of period	$2,701	$1,070